Exhibit 99.1

Strategic Storage Trust, Inc. Second Quarter Update August 21, 2013

Disclaimer and Risk Factors Disclaimers CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission. We cannot guarantee the accuracy of any such forward looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations and provide distributions to stockholders, and our ability to find suitable investment properties, may be significantly hindered. All forward-looking statements should be read in light of the risks identified in our prospectus and supplements. Risk Factors ?? See our Form 10-K, Form 10-K/A and recent Form 10-Q for specific risks associated with an investment in Strategic Storage Trust, Inc. ?? As of June 30, 2013, our accumulated deficit was approximately $66 million, and our operations will not be profitable in 2013. ?? No public market currently exists for shares of our common stock and we may not list our shares on a national securities exchange before three to five years after completion of this offering, if at all. It may be difficult to sell your shares. If you sell your shares, it will likely be at a substantial discount. ?? We have paid distributions from sources other than our cash flows from operations, including from the net proceeds from our initial public offering. We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions. Until we generate operating cash flows sufficient to pay distributions to you, we may pay distributions from the net proceeds of this offering or from borrowings in anticipation of future cash flows. We also may be required to sell assets or issue new securities for cash in order to pay distributions. Any such actions could reduce the amount of capital we ultimately invest in assets and negatively impact the amount of income available for future distributions. ?? We have no employees and must depend on our advisor to select investments and conduct our operations, and there is no guarantee that our advisor will devote adequate time or resources to us. ?? Our board of directors may change any of our investment objectives, including our focus on self storage facilities. ?? We will pay substantial fees and expenses to our advisor, its affiliates and participating broker-dealers, which will reduce cash available for investment and distribution. ?? There are substantial conflicts of interest among us and our sponsor, advisor, property manager and dealer manager. ?? We may fail to remain qualified as a REIT, which could adversely affect our operations and our ability to make distributions. ?? We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment. ?? Future distribution declarations are at the sole discretion of our board of directors and are not guaranteed. Since our inception, our cumulative distributions have exceeded cumulative GAAP earnings. We cannot assure you that we will achieve any of our investment objectives. ?? We encourage you to review our SEC filings at www.sec.gov. 2

Strategic Storage Trust, Inc. About Us

?? First and only publicly registered non-traded REIT focused on self storage

?? Sponsor was ranked 7th in Mini-Storage Messenger’s Top Operators List in 2012

?? As of 8/20/13, SSTI wholly owned 111 properties in 17 states and Ontario, Canada with approximately 71,000 units and approximately 9.3 million rentable square feet

Agenda

?? Performance Highlights

?? Portfolio Update

?? Self Storage Operations - A Case for Growth

?? Vision

Performance Highlights

Cash Flow from Operations

?? $2 Million for Three Months Ended 6/30/2012

?? $5.3 Million for Three Months Ended 6/30/2013

169%

Cash Flow from Operations

?? $4.0 Million for Six Months Ended 6/30/2012

?? $9.3 Million for Six Months Ended 6/30/2013

136%

Performance Highlights

IPA Modified Funds From Operations

?? 5% increase in Q2 2013 vs. Q4 2012

?? 67% increase in Q2 2013 vs. Q3 2012

?? 354% increase in Q2 2013 vs. Q2 2012

Performance Highlights

IPA Modified Funds from Operations

?? $1.0 Million for Three Months Ended 6/30/2012

?? $4.5 Million for Three Months Ended 6/30/2013

354%

IPA Modified Funds from Operations

?? $2.1 Million for Six Months Ended 6/30/2012

?? $9.1 Million for Six Months Ended 6/30/2013

333%

Performance Highlights

Same Store Performance

?? Second Quarter 2013 vs. 2012

?? Revenues 9.7%

?? Net Operating Income 21.2%

2013 2012

?? Property Operating Expenses as a Percentage of Revenue 41.1% 46.7%

?? Number of Facilities 90 90

?? Average Physical Occupancy 83% 77%

Performance Highlights

Same Store Performance

?? Six Months Ended June 30, 2013 vs. 2012

?? Revenues 9.4%

?? Net Operating Income 20.1%

2013 2012

?? Property Operating Expenses as a Percentage of Revenue 40.5% 45.9%

?? Number of Facilities 90 90

?? Average Physical Occupancy 82% 75%

NOI and MFFO Definition

?? Net Operating Income (“NOI”)

?? NOI is a non-GAAP measure that we define as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization, acquisition expenses and other non-property related expenses. We believe that net operating income is useful for investors as it provides a measure of the operating performance of operating assets because net operating income excludes certain items that are not associated with the operation of the properties. Additionally, we believe that NOI is a widely accepted measure of comparative operating performance in the real estate community. However, our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.

?? Funds from Operations (“FFO”) and Modified Funds from Operations (“MFFO”)

?? Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts, or NAREIT, an industry trade group, has promulgated a measure known as funds from operations, or FFO, which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income (loss) as determined under GAAP.

?? We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004, or the White Paper. The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property and asset impairment writedowns, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. Our FFO calculation complies with NAREIT’s policy described above.

?? The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Diminution in value may occur if such assets are not adequately maintained or repaired and renovated as required by relevant circumstances or other measures necessary to maintain the assets are not undertaken. However, we believe that, since real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation may be less informative. In addition, in the determination of FFO, we believe it is appropriate to disregard impairment charges, as this is a fair value adjustment that is largely based on market fluctuations and assessments regarding general market conditions which can change over time. An asset will only be evaluated for impairment if certain impairment indications exist and if the carrying value, or book value, exceeds the total estimated undiscounted future cash flows (including net rental revenues, net proceeds on the sale of the property, and any other ancillary cash flows at a property or group level under GAAP) from such asset. Testing for impairment is a continuous process and is analyzed on a quarterly basis. Investors should note, however, that determinations of whether impairment charges have been incurred are based partly on anticipated operating performance, because estimated undiscounted future cash flows from a property, including estimated future net rental revenues, net proceeds on the sale of the property, and certain other ancillary cash flows, are taken into account in determining whether an impairment charge has been incurred. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that due to the fact that impairments are based on estimated future undiscounted cash flows and that we intend to have a relatively limited term of our operations; it could be difficult to recover any impairment charges through the eventual sale of the property. To date, we have not recognized any impairments.

?? Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization and impairments, assists in providing a more complete understanding of our performance to investors and to our management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income (loss).

?? However, FFO or Modified FFO (“MFFO”), discussed below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income (loss) or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be considered a more relevant measure of operational performance and is, therefore, given more prominence than the non-GAAP FFO and MFFO measures and the adjustments to GAAP in calculating FFO and MFFO. 11

NOI and MFFO Definition- Con’t

?? Changes in the accounting and reporting rules under GAAP that were put into effect and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT’s definition of FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses, as items that are expensed as operating expenses under GAAP. We believe these fees and expenses do not affect our overall long-term operating performance. Publicly registered, non-traded REITs typically have a significant amount of acquisition activity and are substantially more dynamic during their initial years of investment and operation. The purchase of properties, and the corresponding expenses associated with that process, is a key feature of our business plan in order to generate operational income and cash flow in order to make distributions to investors. While other start-up entities may also experience significant acquisition activity during their initial years, we believe that publicly registered, non-traded REITs are unique in that they typically have a limited life with targeted exit strategies within a relatively limited time frame after the acquisition activity ceases. As disclosed in the prospectus for our Offering, we will use the proceeds raised in our Offering to acquire properties, and we expect to begin the process of achieving a liquidity event (i.e., listing of our shares of common stock on a national securities exchange, a merger or sale, the sale of all or substantially all of our assets, or another similar transaction) within three to five years after the completion of our Offering, which is generally comparable to other publicly registered, non-traded REITs. Thus, we do not intend to continuously purchase assets and intend to have a limited life. The decision whether to engage in any liquidity event is in the sole discretion of our board of directors. Due to the above factors and other unique features of publicly registered, non-traded REITs, the Investment Program Association, or the IPA, an industry trade group, has standardized a measure known as modified funds from operations, or MFFO, which the IPA has recommended as a supplemental measure for publicly registered, non-traded REITs and which we believe to be another appropriate supplemental measure to reflect the operating performance of a publicly registered, non-traded REIT having the characteristics described above. MFFO is not equivalent to our net income (loss) as determined under GAAP, and MFFO may not be a useful measure of the impact of long-term operating performance on value if we do not ultimately engage in a liquidity event. We believe that, because MFFO excludes acquisition fees and expenses that affect our operations only in periods in which properties are acquired and that we consider more reflective of investing activities, as well as other non-operating items included in FFO, MFFO can provide, on a going-forward basis, an indication of the sustainability (that is, the capacity to continue to be maintained) of our operating performance after the period in which we are acquiring our properties and once our portfolio is in place. By providing MFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance after our Offering has been completed and our properties have been acquired. We also believe that MFFO is a recognized measure of sustainable operating performance by the publicly registered, non-traded REIT industry. Further, we believe MFFO is useful in comparing the sustainability of our operating performance after our Offering and acquisitions are completed with the sustainability of the operating performance of other real estate companies that are not as involved in acquisition activities. Investors are cautioned that MFFO should only be used to assess the sustainability of our operating performance after our Offering has been completed and properties have been acquired, as it excludes acquisition fees and expenses that have a negative effect on our operating performance during the periods in which properties are acquired.

?? We define MFFO, a non-GAAP measure, consistent with the IPA’s Guideline 2010-01, Supplemental Performance Measure for Publicly Registered, Non-Listed REITs: Modified Funds from Operations (the “Practice Guideline”) issued by the IPA in November 2010. The Practice Guideline defines MFFO as FFO further adjusted for the following items included in the determination of GAAP net income (loss): acquisition fees and expenses; amounts relating to straight line rents and amortization of above or below intangible lease assets and liabilities; accretion of discounts and amortization of premiums on debt investments; non-recurring impairments of real estate related investments; mark-to-market adjustments included in net income; non-recurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect MFFO on the same basis. The accretion of discounts and amortization of premiums on debt investments, unrealized gains and losses on hedges, foreign exchange, derivatives or securities holdings, unrealized gains and losses resulting from consolidations, as well as other listed cash flow adjustments are adjustments made to net income (loss) in calculating cash flows from operations and, in some cases, reflect gains or losses which are unrealized and may not ultimately be realized.

?? Our MFFO calculation complies with the IPA’s Practice Guideline described above. In calculating MFFO, we exclude acquisition related expenses, the amortization of fair value adjustments related to debt, gains or losses from debt defeasance, realized and unrealized gains and losses on foreign exchange holdings and the adjustments of such items related to noncontrolling interests. The other adjustments included in the IPA’s Practice Guideline are not applicable to us for the periods presented. Acquisition fees and expenses are paid in cash by us, and we have not set aside or put into escrow any specific amount of proceeds from our offering to be used to fund acquisition fees and expenses. We do not intend to fund acquisition fees and expenses in the future from operating revenues and cash flows, nor from the sale of properties and subsequent re-deployment of capital and concurrent incurring of acquisition fees and expenses. Acquisition fees and expenses include payments to our Advisor and third parties. Acquisition related expenses under GAAP are considered operating expenses and as expenses included in the determination of net income (loss) and income (loss) from continuing operations, both of which are

NOI and MFFO Definition - Con’t

?? performance measures under GAAP. All paid and accrued acquisition fees and expenses will have negative effects on returns to investors, the potential for future distributions, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of other properties are generated to cover the purchase price of the property, these fees and expenses and other costs related to such property. In the future, if we are not able to raise additional proceeds from our offering, this could result in us paying acquisition fees or reimbursing acquisition expenses due to our Advisor, or a portion thereof, with net proceeds from borrowed funds, operational earnings or cash flows, net proceeds from the sale of properties, or ancillary cash flows. As a result, the amount of proceeds available for investment and operations would be reduced, or we may incur additional interest expense as a result of borrowed funds. ?? Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income (loss) in determining cash flows from operations. In addition, we view fair value adjustments of derivatives and the amortization of fair value adjustments related to debt as items which are unrealized and may not ultimately be realized or as items which are not reflective of on-going operations and are therefore typically adjusted for when assessing operating performance. ?? We use MFFO and the adjustments used to calculate it in order to evaluate our performance against other publicly registered, non-traded REITs which intend to have limited lives with short and defined acquisition periods and targeted exit strategies shortly thereafter. As noted above, MFFO may not be a useful measure of the impact of long-term operating performance if we do not continue to operate in this manner. We believe that our use of MFFO and the adjustments used to calculate it allow us to present our performance in a manner that reflects certain characteristics that are unique to publicly registered, non-traded REITs, such as their limited life, limited and defined acquisition period and targeted exit strategy, and hence that the use of such measures may be useful to investors. For example, acquisition fees and expenses are intended to be funded from the proceeds of our offering and other financing sources and not from operations. By excluding expensed acquisition fees and expenses, the use of MFFO provides information consistent with management’s analysis of the operating performance of the properties. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such charges that may reflect anticipated and unrealized gains or losses, we believe MFFO provides useful supplemental information. ?? Presentation of this information is intended to provide useful information to investors as they compare the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and MFFO the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and MFFO are not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) or income (loss) from continuing operations as an indication of our performance, as an alternative to cash flows from operations, which is an indication of our liquidity, or indicative of funds available to fund our cash needs including our ability to make distributions to our stockholders. FFO and MFFO should be reviewed in conjunction with other measurements as an indication of our performance. MFFO may be useful in assisting management and investors in assessing the sustainability of operating performance in future operating periods, and in particular, after the offering and acquisition stages are complete and net asset value is disclosed. FFO and MFFO are not useful measures in evaluating net asset value because impairments are taken into account in determining net asset value but not in determining FFO and MFFO. 13

Agenda

?? Performance Highlights

?? Portfolio Update

?? Self Storage Operations - A Case for Growth

?? Vision

Portfolio Update - Acquisition

Charleston, SC

?? 630 units

?? 140,000 NRSF

?? $6.6 million (approximate purchase price)

?? 4th Charleston Property

?? 13th South Carolina Property

Portfolio Update

Wholly-Owned Properties by Year

*As of August 20, 2013

Portfolio Update

Rentable Square Feet by State (as of 8/20/13)

?? 111 properties

?? 17 states, 1 province

?? 70,820 units

?? 9.3 million SF

6.8% 3.4% 4.2% 2.6% 9.1% 11.1% 1.6% 2.4% 18.3% 10.7% 1.7% 4.5% 3.7% 4.3% 3.1% 9.4% 2.2% 0.9%

Portfolio Update 72.0% 74.0% 76.0% 78.0% 80.0% 82.0% 84.0% 86.0% (100) 1,900 3,900 5,900 7,900 9,900

Move Ins Move Outs Net Prior Year Occ Sq Ft (%)

Current Year Occ Sq Ft (%) Prior Year Occ Sq Ft (%) 76.4% 76.1% 78.3% 78.4% 77.4% 73.3% 79.0% Current Year Occ Sq Ft (%) 77.2% 77.1% 82.6% 82.3% 82.0% 81.6% 84.6%

No. of Properties 41 45 60 71 76 89 90 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13

* Does not include Canadian properties, but does include consolidated joint venture, SF property.

Portfolio Update

Former Homeland Portfolio Occupancy % Q1-2012 - Q2-2013

30.00% 40.00% 50.00% 60.00% 70.00% 80.00%

0 200 400 600 800 1000 1200 1400 1600 1800

Move Ins Move Outs Net Occ Sq Ft (%)

Occ Sq Ft (%) 51.00% 61.00% 67.10% 69.00% 74.60% 80.70%

Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13

Portfolio Update

Former Stockade Portfolio Occupancy % August 2012 to June 2013

55.00% 60.00% 65.00% 70.00% 75.00% 80.00% 85.00% 90.00%

-20 80 180 280 380 480 580 680

Move Ins Move Outs Net Occ Sq Ft (%)

No. of Properties 8 8 10 16 16 16 16 16 16 16 16

Occ Sq Ft (%) 60.90% 63.00% 65.80% 72.60% 73.80% 75.10% 75.80% 77.40% 77.40% 81.10% 83.50%

Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13

Note: At acquisition Stockade Occupancy: 71.3% for combined 16 stores

Portfolio Update - Toronto Lease-Up

Dufferin, Canada 1,060 Units 110,000 NRSF Occ. 85.9% as of July 2013

Mavis, Canada 815 Units 101,500 NRSF Occ. 58.8% as of July 2013

Brampton, Canada 930 Units 108,800 NRSF Construction Complete Grand Opening July 2013

17

Portfolio Update

Mavis Rental Income & Occupancy (February 2012 - June 2013)

0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00%

$- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000

Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13

Rental Income $300 $3,000 $4,000 $7,000 $13,000 $18,000 $26,000 $31,000 $34,000 $38,000 $41,000 $42,000 $44,000 $47,000 $48,000 $55,000 $59,000

Mavis Occ Sq Ft % 5.10% 10.90% 18.90% 32.90% 46.40% 57.30% 61.20% 48.20% 52.50% 54.80% 34.10% 36.90% 39.00% 41.30% 46.10% 48.70% 51.90%

Note: Rental Income (excludes admin late fees and ancillary revenue) is rounded to the nearest thousand. Mavis Occ Sq Ft (%) includes developmental stages of construction; building conversion was completed in Dec-11 and phases of new construction began in Mar-12 and was completed in Dec-12. Sep-12 included the addition of 123 new units or 16,329 net rentable sq. ft. Final additions were made in Dec-12 with another 262 new units or 35,297 net rentable sq. ft. added.

Agenda

?? Performance Highlights

?? Portfolio Update

?? Self Storage Operations - A Case for Growth

?? Vision

List Paragraph;Proven Performance – Key Drivers

EMPOWERED STAFF

- Stable & Experienced

- Localized Training

- Empowered & Educated

- Dedicated Resources

- Experienced Management Team

OPERATIONS EXCELLENCE

- Property Performance

- Occupancy Tenant Insurance

- Cost

- Advanced Revenue Management

PERFORMANCE DRIVEN MARKETING

- Branding

- Advertising

- Public Relations

- Call Center

- Aggregators

HIGH-QUALITY PROPERTIES

- Acquisitions

- Developments

- Improvements

INDUSTRY LEADING TECHNOLOGY

- Desktop & Mobile Website

- Customer Relationship Management

- Self Storage Management

Agenda

?? Performance Highlights

?? Portfolio Update

?? Self Storage Operations – A Case for Growth

?? Vision

27

A Case for Growth

A Case for Growth

– Shorter Term Lease Sectors

?? Apartments

?? Hospitality

?? Self Storage

– Longer Term Lease Sectors

?? Health Care

?? Net Lease Real Estate

– Office

– Retail

Closedown Procedures Last Day for Client Signature – September 22, 2013 (As described in Supplement No. 8 filed with the SEC on June 12, 2013) Non-Qualified Accounts Sunday, September 22, 2013- Last Day For Sales The investor must sign the subscription agreement

Wednesday, September 25, 2013

DST must receive the subscription agreement and funds Monday, September 30, 2013 Any mistake or deficiencies in paperwork must be corrected and the corrected paperwork received by DST Qualified Accounts Sunday, September 22, 2013- Last Day For Sales The investor must sign the subscription agreement

Wednesday, September 25, 2013 The subscription agreement and transfer request must be received by DST

Monday, October 7, 2013 Any mistake or deficiencies in paperwork must be corrected and received by DST

Monday, October 21, 2013 DST must receive the proceeds

Strategic Vision

PUBLICLY TRADED SELF STORAGE REITS Market Cap(1) $2.26 (Billion) $4.80 (Billion) $2.23 (Billion) $27.93 (Billion)

PUBLIC NON-TRADED SELF STORAGE REIT

(1) Bloomberg 8/14/2013

Questions? 29

Recap Property Performance

?? Strategy is Working Financials

?? Double Digit Same Store NOI Increase Portfolio Update

?? Buying for Income AND Growth Vision

?? We Are on Path

August 21, 2013

Second Quarter Update

Strategic Storage Trust, Inc.